================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------
                            MEDE AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                          7374                              11-3270245
  (State or other jurisdiction of     (Primary Standard Industrial     (I.R.S. Employer Identification No.)
   incorporation or organization)      Classification Code Number)

                          90 MERRICK AVENUE, SUITE 501
                           EAST MEADOW, NEW YORK 11554
                                 (516) 542-4500
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                -----------------
                             DAVID M. GOLDWIN, ESQ.
                                 GENERAL COUNSEL
                            MEDE AMERICA CORPORATION
                          90 MERRICK AVENUE, SUITE 501
                           EAST MEADOW, NEW YORK 11554
                                 (516) 542-4500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                -----------------

                                   COPIES TO:
        MARK J. TANNENBAUM, ESQ.                FREDERICK W. KANNER, ESQ.
       REBOUL, MACMURRAY, HEWITT,                 DEWEY BALLANTINE LLP
            MAYNARD & KRISTOL                 1301 AVENUE OF THE AMERICAS
          45 ROCKEFELLER PLAZA                     NEW YORK, NY 10019
           NEW YORK, NY 10111                        (212) 259-8000
             (212) 841-5700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] SEC File No.333-55977

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                               PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
  TITLE OF EACH CLASS OF SECURITIES        AMOUNT TO BE       OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION
           TO BE REGISTERED                REGISTERED(1)           SHARE(2)               PRICE(2)(3)           FEE
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.........   516,043 shares       $ 13.00                $6,900,230             $2,036
========================================================================================================================

(1) Includes 67,310 shares of Common Stock that may be sold pursuant to the Underwriters' over-allotment option. See "Underwriting."

(2) Estimated solely for purposes of calculating the amount of the registration fee paid pursuant to Rule 457(a) under the Securities Act of 1933, as amended.

(3) Shares of Common Stock with a maximum offering price of $62,100,000 were registered under SEC File No. 333-55977, and a filing fee of $18,320 was previously paid with respect thereto.
================================================================================

                                EXPLANATORY NOTE

     This registration statement relates to the public offering of Common Stock of MedE America Corporation contemplated by a Registration Statement on Form S-1, Securities and Exchange Commission File No. 333-55977 (the "Prior Registration Statement") and is filed solely to increase the number of shares to be offered in such offering by 448,733 shares plus up to 67,310 shares that may be sold pursuant to the Underwriters' over-allotment option. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                    PART II
                  INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits


 EXHIBIT
  NUMBER                           DESCRIPTION
---------      -----------------------------------------------------------------

 5.1      --   Opinion of Reboul,  MacMurray,  Hewitt,  Maynard & Kristol.
23.1      --   Consent of Deloitte & Touche LLP, independent accountants.
23.2      --   Consent of Deloitte & Touche LLP, independent accountants.
23.3      --   Consent of KPMG LLP, independent accountants.
23.4      --   Consent of Reboul, MacMurray, Hewitt, Maynard & Kristol (included in Exhibit 5.1).
24.1*     --   Power of Attorney.

----------

* Incorporated by reference from the signature page of Registration Statement on Form S-1 of the Registrant, SEC File No. 333-55977

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, on February 1, 1999.


                                              MEDE AMERICA CORPORATION

                                              By: THOMAS P. STAUDT
                                                 ------------------------------
                                                 Thomas P. Staudt
                                                 President and
                                                 Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities held on the dates indicated.


         SIGNATURES                            TITLE                           DATE
---------------------------   ---------------------------------------   -----------------
      THOMAS P. STAUDT        President and Chief Executive             February 1, 1999
-------------------------       Officer (Principal executive officer);
        Thomas P. Staudt        Director

      THOMAS P. STAUDT*       Chief Financial Officer (Principal        February 1, 1999
-------------------------       financial and accounting officer)
      Richard P. Bankosky

       THOMAS P. STAUDT*      Director                                  February 1, 1999
-------------------------
     Thomas E. McInerney

      THOMAS P. STAUDT*       Director                                  February 1, 1999
-------------------------
     Anthony J. de Nicola

       THOMAS P. STAUDT*      Director                                  February 1, 1999
-------------------------
       Timothy M. Murray


----------
* As attorney-in-fact.

                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                           DESCRIPTION
---------      -----------------------------------------------------------------

 5.1      --   Opinion of Reboul,  MacMurray,  Hewitt,  Maynard & Kristol.
23.1      --   Consent of Deloitte & Touche LLP, independent accountants.
23.2      --   Consent of Deloitte & Touche LLP, independent accountants.
23.3      --   Consent of KPMG LLP, independent accountants.
23.4      --   Consent of Reboul, MacMurray, Hewitt, Maynard & Kristol (included in Exhibit 5.1).
24.1*     --   Power of Attorney.

----------

* Incorporated by reference from the signature page of Registration Statement on Form S-1 of the Registrant, SEC File No. 333-55977